UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 15, 2006
APPLICA INCORPORATED

(Exact name of Registrant as specified in its charter)
Commission File Number 1-10177

Florida	59-1028301

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3633 Flamingo Road, Miramar, Florida	33027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 883-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     The Federal Trade Commission, on behalf of itself and the Antitrust Division of the Department of Justice, granted early termination of the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the merger of Applica Incorporated with affiliates of Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. (together, “Harbinger Capital Partners”) under which Harbinger Capital Partners will acquire all outstanding shares of Applica that it does not currently own for $6 per share in cash.
     The completion of the merger transaction remains subject to the receipt of shareholder approval, as well as satisfaction of other customary closing conditions.
     In connection with the proposed merger transaction with Harbinger Capital Partners, Applica has filed a preliminary proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT APPLICA, THE PROPOSED TRANSACTION AND RELATED MATTERS. The final proxy statement will be mailed to Applica shareholders.
     Investors and security holders may obtain free copies of these documents as they become available through the website maintained by the SEC at www.sec.gov. In addition, the documents filed with the SEC may be obtained free of charge by directing such requests to Applica Incorporated, 3633 Flamingo Road, Miramar, Florida 33027, Attention: Investor Relations ((954) 883-1000), or from Applica Incorporated’s website at www.applicainc.com.
     Applica Incorporated and its directors, executive officers and certain other members of Applica management may be deemed to be participants in the solicitation of proxies from Applica shareholders with respect to the proposed transaction. Information regarding the interests of these officers and directors in the proposed transaction will be included in the definitive proxy statement to be filed with the SEC. In addition, information about Applica’s directors, executive officers and members of management is contained in Applica’s most recent proxy statement and annual report on Form 10-K, which are available on Applica’s website and at www.sec.gov.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. A copy of the press release announcing the early termination of the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, is attached as Exhibit 99 to this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 15, 2006	Applica Incorporated
	By:	/s/ Terry Polistina
Terry Polistina, Chief Operating Officer and Chief
Financial Officer of Applica Incorporated

Exhibit Index

Exhibit No.	Description

99	Applica Incorporated Press Release dated November 15, 2006

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